EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED MARCH 7, 2011 TO

PROSPECTUS DATED APRIL 1, 2010

The following replaces the paragraph under MANAGEMENT — Investment Adviser and Portfolio Manager on page 5 of the Prospectus:

Investment Adviser and Portfolio Manager. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Douglas McEldowney, Senior Vice President of Northern Trust, has been manager of the Portfolio since March 2011.

The following replaces the fifth paragraph under Portfolio Management on page 24 of the Prospectus:

The manager for the International Growth Portfolio is Douglas McEldowney, Senior Vice President of Northern Trust. Mr. McEldowney has been manager since March 2011. Mr. McEldowney joined Northern Trust in 2006 and has managed various equity and fixed-income portfolios. From 2003 to 2006, Mr. McEldowney served as a portfolio manager at Franklin Templeton.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT EQTY (3/11)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS